SUPPLEMENT NO. 1
                               dated June 5, 2000
                     to the Prospectus dated April 3, 2000
                         for the TIAA-CREF Mutual Funds

     WE ARE ADDING A GAMBLING SCREEN TO THE TIAA-CREF SOCIAL CHOICE EQUITY FUND. THEREFORE THE SOCIAL CHOICE SCREENS ON PAGES 6 AND 23 OF THE PROSPECTUS ARE REVISED TO READ AS FOLLOWS:

     Currently, the fund invests only in companies that do not:

     o  have a significant portion of their business in weapons manufacturing;

     o  produce and market alcoholic beverages or tobacco products;

     o have a significant portion of their business in gaming or gambling operations;

     o engage in activities that result or are likely to result in significant damage to the natural environment;

                                                                          (OVER)
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     o  produce nuclear energy; or

     o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

                                     * * *

     There was an error in the ratio of net investment income to average net assets reported for the Managed Allocation Fund for the year ended December 31, 1999 in the Selected Per Share Data table on page 50 of the prospectus. The correct ratio is 2.70%.